Supplement to the
Fidelity® Variable Insurance Products
Initial Class, Service Class, Service Class 2 Growth Portfolio
April 30, 2006
Prospectus

The following information replaces the biographical information for Jennifer Uhrig found in the "Fund Management" section on page 10.

Jason Weiner is vice president and manager of VIP: Growth Portfolio, which he has managed since November 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1991, Mr. Weiner has worked as a research analyst and portfolio manager.

VGRO-06-01 November 20, 2006
1.797990.104